UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):August 1, 2016

COMMERCEHUB, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

201 Fuller Road, 6th Floor

Albany, New York 12203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On August 1, 2016, CommerceHub, Inc. (the “Company”) issued a press release regarding the number of shares of its Series A common stock, Series B common stock and Series C common stock outstanding after its spin-off (the “Spin-Off”) from Liberty Interactive Corporation on July 22, 2016. The press release also contained certain information regarding equity awards of the Company outstanding after the Spin-Off.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release, dated August 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2016

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
	Name:	Douglas Wolfson
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release, dated August 1, 2016